The Mosaic Company
Earnings Conference Call – 4th Quarter Fiscal 2012
July 17th, 2012
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit  99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico;
further developments in judicial or administrative proceedings; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals; or increased financial assurance requirements; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or
Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its
Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
Slide 2

It starts here.

Net Sales
Operating earnings

$2.7
$2.4
$1.4
Net Income
Cash from operations

Mosaic had an excellent year, despite macro challenges
Records set in FY 12
Highest Revenue
Highest Operating Cash Flow
ROIC
(1)
of 15%
>65% shareholder payout ratio
*FY11 includes $569 million gain from sale of Fosfertil
MACRO CHALLENGES
MOSAIC RESULTS
European uncertainty
Distributor de-stocking
Indian government subsidy
change
1. Non-GAAP, reconciliation on slide 24 Slide 3
DIVIDEND INCREASE
400% increase in targeted
dividend since February
$1.00 per share
$6.8
$9.9
$11.1
$1.3
$2.7
$2.6
2010 2011 2012
Net Sales and Operating Earnings
$ in billions
$0.8
$2.5
$1.9
2010 2011 2012
Net Income and Operating Cash Flow
$ in billions

A Year of Progress
All-time best safety performance
Operational efficiencies
Expansion on plan
Premium products
Operational processes
South Fort Meade resolution
Potash Tolling agreement resolution
Formation offering completed
Debt restructure
Share repurchase
Dividend increase
Slide 4
Operational Excellence
Innovation
Issue Resolution
Capital Strength

Financial Results Review

Performance Reflects Grower Demand
Slide 6
Consolidated Q4 FY12
Q4 FY12
vs.
Q4 FY11
Q4 FY12
vs.
Q3 FY12
Revenue $2.8 billion (1)% 29%
Gross Profit $834 million (16)% 60%
Operating Cash
Flow
$1.2 billion 28% 208%

Earnings Slide 7 Reported Earnings ($ in million except per share) Q4 FY12 Earnings Before Taxes $689 Net Earnings $507 Earnings per share (diluted) $1.19 Impact of Notable Items $(0.06)

It starts here.

OPERATING EARNINGS BRIDGE
$IN MILLIONS
600
500
400
300
200
100
0
Q4 FY11 OE
Sales price
Sales volumes
Resource taxes
Other
Q4 FY12 OE

Potash Segment Highlights
Slide 8
In millions, except MOP price Q4 FY12 Q3 FY12 Q4 FY11
Net sales $1,037 $553 $982
Gross Margin $514 $270 $516
Percent of net sales
50% 49% 53%
Operating earnings $464 $234 $469
Sales volumes 2.0 1.1 2.2
Production volume 1.9 1.8 2.2
Production operating rate 85% 79% 95%
Avg MOP selling price $455 $453 $404
Fourth quarter highlights:
Volumes and prices reflect long North American spring season offset by limited dealer restocking
o
Sales volumes negatively impacted by Canadian rail strike – approximately 100,000 tonnes (timing issue)
Operating rates increased later in the quarter to prepare for normal summer maintenance
o
Mosaic inventory levels are primarily standard grades, while blend grades remains limited
•
Gross margins were impacted by increased brine management expenses, mark-to-market on derivatives and higher depreciation

It starts here.

OPERATING EARNINGS BRIDGE
$ IN MILLIONS
400
350
300
250
200
150
100
50
0
Q4 FY11 OE
Sales price
Sales volumes
Raw materials
Other
Q4 FY12 OE

Phosphates Segment Highlights
Slide 9
In millions, except DAP price Q4 FY12 Q3 FY12 Q4 FY11
Net sales $1,789 $1,652 $1,882
Gross Margin $322 $259 $479
Percent of net sales 18% 16% 25%
Operating earnings $224 $190 $370
Sales volumes 2.9 2.6 2.8
NA production volume (a) 2.1 2.0 2.1
Finished product operating rate 86% 81% 86%
Avg DAP selling price $494 $536 $574
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Fourth quarter highlights:
Average realized price declined, with upward trends during the quarter
Very strong volumes, with shipments to South and Central America replacing Indian sales
North America sales included summer fill volumes
Margins exceeded guidance due to intra-quarter demand-driven price increases
Operating earnings includes an asset retirement obligation adjustment of $21 million

Category Guidance – Fiscal 2013
Potash
Q1 Sales volume 1.8 – 2.2 million tonnes
Q1 MOP selling price $415 – $440 per tonne
Q1 Operating rate above 70 percent
Phosphates
Q1 Sales volume 2.5 – 2.8 million tonnes
Q1 DAP selling price $510 - $535 per tonne
Q1 Operating rate above 75 percent
Capital Expenditures $1.5 - $1.8 billion
Canadian Resource Taxes and Royalties $320 – $380 million
SG&A $420 – $445 million
Effective Tax Rate Upper 20 percent range
Financial Guidance Summary
Slide 10

Disciplined Capital Allocation
1. Expansion Capital
2. Potential Investments
3. Return to shareholders
CAPITAL MANAGEMENT
Maximize shareholder value
through our capital policy
We are confident in our ability to generate significant cash for investment in our business and shareholder distributions.
Slide 11
Share repurchases allowed by end
of FY13
0.3
0.4
0.8
0.9
1.3
1.6
0.7
2.5
1.2 1.4
2.4
2.7
07 08 09 10 11 12
OPERATING CASH FLOW AND CAPEX
$ IN BILLIONS

Fiscal FY13 Outlook

Recent commodity price jumps highlight delicate nature of global food security
Slide 13
2.5
3.5
4.5
5.5
6.5
7.5
07 08 09 10 11 12
$ BU
Corn Price
Daily Close of  Front Month Futures Contract
Source: CME
6.0
8.0
10.0
12.0
14.0
16.0
07 08 09 10 11 12
$ BU
Soybean Price
Daily Close of Front Month Futures Contract
Source: CME

It starts here.

Stocks to Use Percentage
Average
Low 12/13
USDA 12/13
High 12/13

Mosaic

Global stock to use below historical average
Source: USDA and Mosaic
Slide 14
2012/13 Grain and Oilseed Scenario Assumptions
Low USDA High
Harvested Area Change 1.35% 1.35% 1.35%
Yield Deviation from Trend * -0.08 -0.06 -0.04
Demand Growth 1.43% 1.63% 1.83%
* Largest deviation from the 12-year trend 2000-2011 in MT HA
18.4%
18.7%
17.9%
14%
19%
24%
29%
34%
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12
WORLD GRAIN AND OILSEED STOCKS TO USE RATIO

Supply uncertainty
Low inventories
Phosphates: A tight market
INDUSTRY DYNAMICS
MOSAIC STRENGTHS
Mine productivity
Ammonia manufacturing
Premium products
Slide 15
Calendar years
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F 13F
Mil Tonnes
DAP/MAP/TSP
WORLD PROCESSED PHOSPHATE SHIPMENTS
China India Other Asia Latin America Europe/FSU North America Rest of World
Sources: Fertecon and Mosaic

Uncertain Indian demand
Growing emerging
markets
Muted dealer sentiment
Low natural gas prices
Potash: Stable
Tolling agreement benefit
New capacity online
Solution mining
INDUSTRY DYNAMICS
MOSAIC STRENGTHS
Slide 16
Calendar years
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F 13F
Mil Tonnes
KCl
WORLD MURIATE OF POTASH SHIPMENTS
China India Other Asia Latin America Europe/FSU North America Rest of World
Sources: Fertecon and  Mosaic

The Mosaic Company Thank you

Earnings Sensitivity to Key Drivers (a)
Slide 18
FY12
Actual
Change
FY12
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS
Impact
Marketing
MOP Price ($/tonne) (b)
$448 $50 49.1% 9.0% $299 $0.50
Potash Volume (million
metric tonnes)
6.7 500 49.1% 4.8% $158 $0.26
DAP Price ($/tonne)
$555 $50 18.7% 6.1% $474 $0.79
Phosphate Volume (million
metric tonnes)
11.8 500 18.7% 1.2% $91 $0.15
Raw Materials
Sulfur ($/lt)
$223 $50 18.7% 2.2% $173 $0.29
Ammonia ($/tonne)
$528 $50 18.7% 1.3% $104 $0.17
(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) assumes no change to KMAG pricing

It starts here.

AMMONIA
$/TONNE
$800
$600
$400
$200
$0
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Realized in COGS
Average Purchase Price

Mosaic

Phosphate Raw Material Costs
Slide 19
Realized costs of raw materials in COGS lag spot prices by approximately 3 months. Realized ammonia costs, in most periods shown, include a benefit of our manufacture of ammonia at Faustina.
$417
$451

It starts here.

SULFUR COSTS
$/LONG TON
$300
$200
$100
$0
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Realized in COGS
Average Purchase Price

Mosaic

Phosphate Raw Material Costs
Slide 20
$200
$196
Realized costs of raw materials in COGS lag spot prices by approximately 3 months. Sulfur realized prices include storage, conversion and transformation costs of $10 - $15 / ton.

It starts here.

(000) metric tonnes
Average cost / tonne consumed rock

Mosaic

Phosphate Rock Sourcing
Slide 21
$
-
$25
$50
$75
$100
$125
$150
$175
$200
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY 12
ROCK MIX USED IN U.S. OPERATIONS
US mined rock Purchased Miski Mayo rock Other purchased rock
-

Canadian Resource Taxes and Royalties
Slide 22
FY12 ACTUAL
In millions
Sales $3,302
Combined Royalty & Surcharge Rate 4.0%
Royalty & Surcharge 132
Potash Segment GM before CRT 1,950
Add back Depreciation 234
Subtract Capex 1,171
Estimated Taxable Profit 1,012
Estimate Profit Tax: 15% and 20% of taxable profit
@ 15% 152
@ 20% 202
Total CRT (Royalty & Surcharge + Profit Tax)
@ 15% 284
@ 20% 335
Compare to actual Resource Tax & Royalties 328

ROIC Reconciliation
Slide 23
($ in millions) FY2011 FY2012 FY2012 FY2012 FY2012
Actual Actual Actual Actual Actual
Q4 Q1 Q2 Q3 Q4
Operating Profit 729.6 797.0 413.7 670.8
Taxes 205.1 230.7 87.0 188.6
Equity Earnings 1.8 0.9 4.2 6.4
NOPAT 526.3 567.2 330.9 488.6
NOPAT - Trailing 4 Quarters 1,913.0
May-11 Aug-11 Nov-11 Feb-12 May-12
Invested Capital:
Total assets 15,786.9 16,180.8 15,802.3 15,936.7 16,690.4
Accounts payable (941.1) (903.1) (853.6) (800.5) (912.4)
Accrued liabilities (843.6) (723.0) (635.1) (657.9) (899.9)
Deferred income taxes - current (72.2) (70.1) (68.2) (73.7) (62.4)
Deferred income taxes - noncurrent (580.1) (579.7) (589.4) (611.2) (787.9)
Other noncurrent liabilities (855.1) (841.1) (785.1) (869.8) (975.4)
Total Invested Capital 12,494.8 13,063.8 12,870.9 12,923.6 13,052.4
Invested Capital - 5 Quarter Average 11,290.9 11,885.2 12,381.2 12,649.9 12,881.1
ROIC (including goodwill) 14.9%
We have presented ROIC, which is a non-GAAP financial measure. Generally, non-GAAP financial measures are supplemental numerical measures of a company's performance, financial position or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP").  ROIC is not a measure of financial performance under GAAP. Because not all companies use identical calculations, our calculation of ROIC may not be comparable to other similarly titled measures presented by other companies. In evaluating this measure, investors should consider that our methodology in calculating such measures may differ from that used by other companies. We consider ROIC to be a meaningful indicator of how effectively a company is investing its capital and deploying its assets.”
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